UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2024

BLACKROCK TCP CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	814-00899	56-2594706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2951 28th Street, Suite 1000 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TCPC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On March 18, 2024, BlackRock TCP Capital Corp. (the “Company”) completed its previously announced acquisition of BlackRock Capital Investment Corporation, a Delaware corporation (“BCIC”), pursuant to that certain Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 10, 2024, by and among the Company, BCIC, the Successor Company, and solely for the limited purposes set forth therein, BlackRock Capital Investment Advisors, LLC, a Delaware limited liability company and investment adviser to BCIC (“BCIA”), and Tennenbaum Capital Partners, LLC, a Delaware limited liability company and wholly-owned subsidiary of BCIA and investment adviser to the Company. Pursuant to the Merger Agreement, BCIC was merged with and into the Successor Company, with the Successor Company continuing as the surviving company and as a subsidiary of Special Value Continuation Partners LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (the “Merger”).  The Merger closed with an exchange ratio of 0.3834, based on the Company’s net asset value (“NAV”) per share of $10.95 and BCIC’s NAV per share of $4.20, each as of March 15, 2024.

The change in the Company’s NAV between December 31, 2023 and March 15, 2024 was primarily the result of further markdowns on investments that were previously addressed in the Company’s fourth quarter and full year ended December 31, 2023 earnings press release and/or conference call, including unrealized losses on the Company's investments in Edmentum, Aventiv Technologies (Securus), Razor, Thras.io, and Astra Acquisition.

The NAV determinations described in this report were made pursuant to the requirements of, and solely for the purposes of, the Merger Agreement. The net asset value was not reviewed or approved for purposes of financial statement preparation or as part of a comprehensive statement of the Company’s or BCIC’s financial results. The adjusted NAV per share of the Company’s common stock as of March 15, 2024 may not be indicative of the actual NAV per share of the Company as of December 31, 2023 or March 31, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock TCP Capital Corp.

Date: March 21, 2024	By:	/s/ Erik Cuellar
	Name:	Erik Cuellar
	Title:	Chief Financial Officer